Exhibit 99.2

 ANGIODYNAMICS  Second Quarter 2023 Earnings Presentation  January 5, 2023  1

 2  Forward-Looking Statement  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 Corporate Developments – Q2 and YTD FY23 Highlights  Continued focused investment in our 3 key Med Tech platforms: Auryon, Thrombus Management & NanoKnife  Operational highlights  Gross margin improvements partially offset by continued headwinds in the supply chain, labor shortages, freight and inflation  Backlog reduced by $2.1 million to $5.0 million at quarter end  Positive cash from operating activities of $7.5 million  Q2 revenue growth of 9.1%  Med Tech up 29.7%; Med Device up 2.6%  $10.1 million in Auryon sales   Mechanical Thrombectomy (AngioVac and AlphaVac) down 1.1%; down 0.3% when including Unifuse  $1.6 million in AlphaVac sales  45.4% YOY growth in NanoKnife disposables  IDE clinical studies and pathway expansion:   Surpassed midway point in the PRESERVE study for the use of NanoKnife in prostate   Enrolled first patients for the AlphaVac F18 APEX study to treat pulmonary embolism   Pathway expansion for Auryon in arterial thrombectomy and LMR of hydrophilic coating  3  YTD revenue growth of 7.5%  Med Tech up 29.7%; Med Device up 0.7%  $18.9 million in Auryon sales   15.7% YOY growth in Mechanical Thrombectomy; 14.5% growth when including Unifuse  $3.4 million in AlphaVac sales  28.9% YOY growth in NanoKnife disposables

 Corporate Developments – Q2 and YTD FY23 Highlights  Continued focused investment in our 3 key Med Tech platforms: Auryon, Thrombus Management & NanoKnife  Operational highlights  Gross margin improvements partially offset by continued headwinds in the supply chain, labor shortages, freight and inflation  Backlog reduced by $2.1 million to $5.0 million at quarter end  Positive cash from operating activities of $7.5 million  Q2 revenue growth of 9.1%  Med Tech up 29.7%; Med Device up 2.6%  $10.1 million in Auryon sales   Mechanical Thrombectomy (AngioVac and AlphaVac) down 1.1%; down 0.3% when including Unifuse  $1.6 million in AlphaVac sales  45.4% YOY growth in NanoKnife disposables  IDE clinical studies and pathway expansion:   Surpassed midway point in the PRESERVE study for the use of NanoKnife in prostate   Enrolled first patients for the AlphaVac F18 APEX study to treat pulmonary embolism   Pathway expansion for Auryon in arterial thrombectomy and limited market release of hydrophilic coating  3  YTD revenue growth of 7.5%  Med Tech up 29.7%; Med Device up 0.7%  $18.9 million in Auryon sales   15.7% YOY growth in Mechanical Thrombectomy; 14.5% growth when including Unifuse  $3.4 million in AlphaVac sales  28.9% YOY growth in NanoKnife disposables

 Q2 and YTD FY23 Results (unaudited)  $ in thousands (except per share data)  Q2 FY23  Q2 FY22  Change  YTD FY23  YTD FY22  Change  Revenue   $85,429  $78,280  9.1%  $166,966  $155,251  7.5%   Med Tech    Med Device   $24,502  $60,927  $18,886  $59,394  29.7%  2.6%  $47,318  $119,648  $36,493  $118,758  29.7%  0.7%   United States   International  $71,631  $13,798  $65,350  $12,930  9.6%  6.7%  $140,655  $26,311  $129,814  $25,437  8.4%  3.4%  Gross Margin   Med Tech    Med Device   52.8%  63.7%  48.4%  51.8%  66.6%  47.1%  100 bps  (290 bps)  130 bps  52.3%  63.5%  47.9%  52.0%  66.0%  47.7%  30 bps  (250 bps)  20 bps  Net Loss  Non-GAAP Adjusted Net Income (Loss)  ($8,486)  $356  ($8,351)  ($856)  ($135)  $1,212  ($21,490)  ($2,130)  ($15,323)  ($1,743)  ($6,167)  ($387)  GAAP EPS  Non-GAAP Adjusted EPS  ($0.21)  $0.01  ($0.21)  ($0.02)  $0.00  $0.03  ($0.55)  ($0.05)  ($0.39)  ($0.04)  ($0.16)  ($0.01)  Adjusted EBITDA  $7,455  $4,421  $3,034  $10,416  $7,992  $2,424  $ in thousands   Q2 FY23  Q4 FY22  Change  Cash  $29,857   $28,825  $1,032  Debt   Revolving Facility    Delayed-Draw Term Loan  $50,000  $25,000  $25,000   $25,000   $25,000  $0  $25,000  $0  $25,000  Net (Debt) Cash  ($20,143)   $3,825  ($23,968)  4

 Q2 and YTD FY23 Highlights  5   Med Device   Med Tech  29.7% growth  0.7% growth  YTD Revenue Growth  YTD FY22  YTD FY23  YTD Revenue Contribution  YTD FY22  YTD FY23   Med Device   Med Tech  29.7% growth  2.6% growth  Q2 Revenue Growth  Q2 FY22  Q2 FY23  Q2 Revenue Contribution  Q2 FY22  Q2 FY23

 Sales Comparison to Prior-Year Periods  6  Med Tech  Q2 FY23  YTD FY23  Auryon  60.6%  55.5%  Thrombus Management*   AngioVac   AlphaVac**  (0.3%)  (16.2%)  205.3%  14.5%  (4.6%)  N/A  NanoKnife® Disposables  45.4%  28.9%  NanoKnife® Capital  64.1%  1.5%  Med Device  Q2 FY23  YTD FY23  Solero® Microwave  7.0%  6.6%  BioSentry  (8.8%)  (11.2%)  Core Peripheral  11.1%  8.2%  Venous  (15.7%)  (11.9%)  Alatus and IsoLoc Balloons  (15.8%)  (13.6%)  RadioFrequency Ablation  (2.7%)  (16.8%)  Midlines  (1.5%)  (7.1%)  C3  3.3%  (10.1%)  PICCs  (9.0%)  (8.1%)  Ports  8.2%  0.0%  Dialysis  31.1%  28.3%  * Thrombus Management includes AngioVac, AlphaVac and Thrombolytics   ** AlphaVac was launched in Q2 FY22

 FY23 Guidance  7  FY23 Guidance Reaffirmed  Q4 FY2022  Revenue  $342 - $348 million  Gross Margin  Med Tech  Med Device  52.5% - 54.5%  65% - 68%  45% - 48%  Adjusted EPS  $0.01 - $0.06

 GAAP to Non-GAAP Reconciliation  8

 Reconciliation of GAAP to Non-GAAP Net Income (Loss) and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.   Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended November 30, 2022 and November 30, 2021.  Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.   9  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.   (in thousands, except per share data)  (in thousands)